UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2004

Lone Star Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway
Suite 500
Dallas, Texas  75248

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Attached as Exhibits 10.1 – 10.5 and incorporated herein by reference are the Form of Director Stock Option Agreement, Form of Director Restricted Stock Unit Award, Form of Employee Stock Option Agreement with One-Year Vesting, Form of Employee Stock Option Agreement with Four-Year Vesting, and Form of Employee Restricted Stock Agreement that Lone Star Technologies, Inc. expects to use in connection with the Lone Star Technologies, Inc. 2004 Long-Term Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

10.1	Form of Director Stock Option Agreement

10.2	Form of Director Restricted Stock Unit Award

10.3	Form of Employee Stock Option Agreement with One-Year Vesting

10.4	Form of Employee Stock Option Agreement with Four-Year Vesting

10.5	Form of Employee Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date: September 24, 2004

Exhibit Index

Exhibit No.	Description

10.1	Form of Director Stock Option Agreement

10.2	Form of Director Restricted Stock Unit Award

10.3	Form of Employee Stock Option Agreement with One-Year Vesting

10.4	Form of Employee Stock Option Agreement with Four-Year Vesting

10.5	Form of Employee Restricted Stock Agreement